SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2011

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC. Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0198358

2-28348	NEVADA POWER COMPANY d/b/a NV ENERGY Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a NV ENERGY Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On April 29, 2011, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company (d/b/a NV Energy) and Sierra Pacific Power Company (d/b/a NV Energy), issued a press release disclosing financial results for the quarter ended March 31, 2011. The text of the release is furnished herewith as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure
     In addition to the earnings press release on April 29, 2011 discussed in Item 2.02 above, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company (d/b/a NV Energy) and Sierra Pacific Power Company (d/b/a NV Energy), posted supplemental slides containing additional financial information about the companies to its website, www.nvenergy.com. A copy of these supplemental slides is furnished herewith as Exhibit 99.2.
     The information contained in this Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for the purpose of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits — The following exhibits are furnished with this Form 8-K:

EX-99.1	—	Press Release dated April 29, 2011.

EX-99.2	—	Supplemental Slides dated April 29, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)
Date: April 29, 2011	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)
Date: April 29, 2011	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)
Date: April 29, 2011	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer